                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  Earliest  event  reported):  September  10,  2002
                                                          --------------------

                        Commission File Number: 000-31735

                          PRO GLASS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           Nevada                                    88-0231200
        ------------                               --------------
(State  or  other  jurisdiction  of               (IRS  Employer
 incorporation  or  organization)               Identification  Number)


                83927 Edmonton Trail, NE, Calgary Alberta T2E 6T1
              -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Company's  telephone  number,  including  area  code:  (403) 291-7020
                                                       ---------------
     (Former  name  or  former  address,  if  changed  since  last  report)

ITEM  1.  Changes  in  Control  of  Registrant

On September 10, 2002, Pro Glass Technologies, Inc. (the "Company") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Company and MicroSignal Corporation ("MSC"), a Pennsylvania corporation, whereby the Company acquired all issued and outstanding shares of MSC in exchange for the issuance of 17,051,344 shares of the Company's common stock. These shares will be issued over time under terms and conditions set forth in the Reorganization Agreement. As part of the transaction, the Company will file Articles of Merger changing its name to "MicroSignal Corporation", a Nevada corporation and appoint new officers and directors.

MSC has developed a product designed to improve the quality and efficiency of magnetic resonance imaging ("MRI") systems. The product consists of a combination of hardware and software compatible with all MR machines, designed to improve the image quality as well as the display of the final MRI exam. At the core of the system is a totally novel method of reconstructing the MR information obtained by the machine (the raw data), developed by Dr. Jeffery
Taft. The Company's product uses a unique algorithm, exchange analytic computation technique (EXACT), which decouples the size of the raw data from the image matrix size and overcomes a lot of the inherent limitations of the Fourier transformations. The technology allows tremendous flexibility once the MRI data has been acquired; it is possible using SLICES to obtain sharply magnified images, up to ten times the original magnification, without creating pixel artifacts inherent to the optical zoom provided by all manufacturers. The major benefits of MSC's SLICES technology are:

     Increased  information  extraction
     Helps  with  the  elimination  of  some  artifacts
     Improves  the  radiologist's  productivity
     Reduces  patient  re-scan  and  call  back
     Reduces  patient  scan  time
     Reduces  film  costs

The Company intends to proceed with marketing and sales of MSC's proprietary product.

ITEM  2.  Acquisition  or  Disposition  of  Assets.

On September 10, 2002, the Company agreed, as part of the Reorganization Agreement, to sell back to its President, Frank Aiello, the Company's current auto glass operations. The Agreement of Purchase and Sale of Assets ("Asset Purchase Agreement") provides for Mr. Aiello to purchase the auto glass business in exchange for the return of a maximum of 150,000 shares of the Company's common stock presently owned by Mr. Aiello. Over the next twelve months, Mr. Aiello will return these shares to the Company, all as more particularly set out in the Agreement. The Company entered into this Agreement since the Company will be devoting all its time and energy into developing the MicroSignal business. The Company will no longer have the personnel or expertise required to operate the auto glass business.

ITEM  3.  Bankruptcy  or  Receivership.

ITEM  4.  Changes  in  Registrant's  Certifying  Account

ITEM  5.  Other  Events  and  Regulation  FD  Disclosure.

ITEM  6.  Resignations  of  Registrant's  Directors

As part of the acquisition of MSC, the Company's current officers and directors resigned and new officers and directors were appointed.

The Company's new Chairman of the Board is George Parks, who has served on the Board of Directors of MSC for the last twelve years and was previously its CEO. Mr. Parks currently serves on the board of directors of Premier Security, Inc., Softwriters, Inc. and Fire Safety Products. Previously, Mr. Parks was an officer and director for Ultra Pure Technologies and Westco Security Systems. Mr. parks has ten years sale experience with Rollins Protective, Westinghouse Security Systems and General Electric. Mr. parks holds a degree in Mechanical Engineering from the University of Pittsburgh and a degree in Industrial
Engineering  from  Carnegie  Mellon  University.

The Company's new President and CEO as well as a director is Matthew G. McConaghy. Mr. McConaghy was appointed president and CEO of MSC in July, 2002. Prior to joining MSC, Mr. McConaghy was director of sales and marketing fro AlphaSource Procurement Systems, LLC. Mr. McConaghy worked for several years with the Johnson & Johnson family of companies serving in several capacities from sales to sales management to product development. Mr. McConaghy has Masters degrees in Business and Healthcare Administration from the University of Connecticut. Mr. McConaghy received his Bachelors degrees in Marketing and Management from Robert Morris University.

Also appointed to the Board of Directors is Dr. Nathan Blumberg, a retired urological surgeon. Dr. Blumberg attended New York University as an undergraduate and received his medical degree from the St. Louis School of Medicine in 1959. Dr. Blumberg has had numerous medical articles published and acted as a guest lecturer for many urological associations. Dr. Blumberg founded EXXCODE Corporation which patented the process for imprinting bar codes onto raw x-ray film. Dr. Blumberg sold an Intravenous Flow Regulator device to the 3M Corporation. Dr. Blumberg presently serves as a director of Repro-Med Systems, Inc., a medical device traded on the OTC Bulletin Board under the symbol "REPR".

ITEM  7.  Financial  Statements  and  Exhibits.

     (a)  Financial  Statements  of  Business  Acquired.

Required Audited Financial Statements of MicroSignal Corporation are currently being prepared and will be filed with the Securities and Exchange Commission as an amendment to this Report.

     (b)  Pro  Forma  Financial  Information.

Required Pro Forma financial statements, taking into account the completion of the Agreement, are being prepared and will be filed with the Securities and Exchange Commission.

     (c)  Exhibits.

     Articles  of  Merger
     Agreement  and  Plan  of  Reorganization
     Agreement  of  Purchase  and  Sale  of  Assets





September  19,  2002         PRO  GLASS  TECHNOLOGIES,  INC.


                              /s/  Frank Aiello
                              Frank Aiello,  President

EXHIBIT 1
                               ARTICLES OF MERGER
                                       OF
                          PRO GLASS TECHNOLOGIES, INC.

     The undersigned corporations, pursuant to Chapter 92A of the of Nevada Revised Statutes, hereby execute the following Articles of Merger:

                                    ARTICLE I

     The names of the corporations proposing to merge and the names of the states under the laws of which such corporations are organized, are as follows:

     Name  of  Corporation               State  of  Incorporation
     ---------------------               ------------------------

     Pro  Glass  Technologies,  Inc.          Nevada
     #8  3927  Edmonton  Trail  NE
     Calgary  Alberta  T2E  6T1

     MicroSignal  Corporation                 Pennsylvania
     325  Southpointe  Boulevard  #110
     Canonsburg,  PA  15317

                                   ARTICLE II

     The laws of the states under which such corporations are organized permit such merger.

                                   ARTICLE III

     The name of the surviving corporation shall be MicroSignal Corporation and it shall be governed by the laws of the State of Nevada. To effect this name change, the Articles of Incorporation of Pro Glass Technologies, Inc. shall be amended contemporaneously with the effective date of the merger.

                                   ARTICLE IV

     The  plan  of  merger  is  as  follows:

     A. MicroSignal Corporation, a Pennsylvania corporation ("MSC"), shall be merged into Pro Glass Technologies, Inc., a Nevada corporation ("PGTC"). PGTC is hereby designated as the surviving corporation. Each constituent corporation has adopted the plan of merger.

     B.  The  terms  and  conditions  of  the  proposed  merger  are:

          a. The bylaws of the surviving corporation as they shall exist on the effective date of the agreement of merger shall be and remain the bylaws of the surviving corporation until they shall be altered, amended or repealed.

          b. The officers and directors of MSC shall be appointed as the officers and directors of the surviving corporation to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

          c. This merger shall become effective upon filing with the Secretary of State of Nevada provided that, for all accounting purposes, the effective date of the merger shall be as of the close of business on September 6, 2002.

          d. Upon the merger becoming effective, all property, rights, privileges, licenses and assets of every kind of MSC shall be transferred to and vested in PGTC.

          e. Upon the merger becoming effective, the name of PGTC shall be changed to "MicroSignal Corporation."

          f. A copy of the Plan of Merger shall be kept at the registered office of the surviving corporation, PGTC.

          g. The common shares of MSC shall be converted into common shares of PGTC, to the end that, upon the effective date of the merger, the issued and outstanding common shares of the surviving corporation shall be owned 94% by the existing common shareholders of MSC and 6% by the existing common shareholders of PGTC. There shall be 18,182,557 issued and outstanding Common Shares.

                                    ARTICLE V

     As to the corporations, the shareholders of which were required to vote for approval, the number of shares outstanding, the number of shares entitled to vote, and the number and designation of shares of any class entitled to vote as a class are:

================================================================================
                                                        DESIGNATION OF
                                           TOTAL        CLASS           #  OF
                                           SHARES       ENTITLED TO     SHARES
NAME OF                    TOTAL SHARES    ENTITLED TO  VOTE AS A       OF SUCH
CORPORATION                OUTSTANDING     VOTE         CLASS           CLASS
                                           1,131,213
Pro Glass Technologies,  1,131,213 Common  Common
 Inc.                    Shares            Shares       None             None


                         4,396,339 Common  4,396,339
MicroSignal Corporation  Shares            Common       None             None
                                           Shares

================================================================================

                                   ARTICLE VI

     As to the corporations, the shareholders of which were required to vote for approval, the number of shares voted for and against the plan, respectively, and the number of shares of any class entitled to vote as a class voted for and against the plan, are:



================================================================================
                                       TOTAL
                                       SHARES
                         TOTAL SHARES  VOTED             SHARES       SHARES VOTED
NAME OF CORPORATION       VOTED FOR    AGAINST  CLASS    VOTED FOR    AGAINST

Pro Glass Technologies,
Inc.                       762,234      None    Common      None       None

MicroSignal Corporation   2,623,731    267,501  Common      None       None

================================================================================

                                   ARTICLE VII

     All provisions of the laws of the State of Nevada and the State of Pennsylvania applicable to the proposed merger have been complied with.

     IN WITNESS WHEREOF each of the undersigned corporations has caused these articles of merger to be executed in its name by its president or vice president or secretary or assistant secretary, as of the 6th day of September, 2002.

                              PRO  GLASS  TECHNOLOGIES,  INC.


                              /s/  Frank  Aiello
                              President,  Sole  Director




                              MICROSIGNAL  CORPORATION


                              /s/  Matthew  McConaghy
                              President  &  Director

EXHIBIT 2


                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (herein, together with all Exhibits, "Agreement") is entered in to as of September _6_, 2002 by and between Pro Glass Technologies, Inc., a Nevada corporation ("PGTC") and MicroSignal Corporation, a Pennsylvania corporation ("MSC").

     This Agreement sets forth the terms and conditions upon which MSC will be acquired by PGTC (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit A, which provides, among other things, for the conversion and exchange of all outstanding and issued shares of common stock of MSC ("MSC Shares") into 17,051,344 shares of voting $.001 par value common stock of PGTC ("PGTC Common Stock").

     In consideration of the mutual promises and covenants contained herein, MSC and PGTC agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement, the following terms (whether used in singular or plural forms) shall have the following meanings:

     "MSC Shareholders" shall mean the shareholders of MSC as of the date of closing.

     "MSC Shares" shall mean the Shares of the Common Stock of MSC to be exchanged for shares of PGTC common stock to the MSC Shareholders.

     "Closing Date" shall mean the date upon which the reorganization shall have occurred in accordance with the terms and conditions set forth herein.

     "Contract" means any written contract, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right, or other instrument, document or agreement, and any oral obligation, right or agreement.

     "Controlled Group" means all trades or businesses (whether or not incorporated) under common control that, together with MSC, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

     "GAAP" means generally accepted accounting principles, as the term is defined by the American Institute of Certified Public Accountants under the first standard of reporting under its generally accepted accounting standards.

     "Knowledge" of MSC of or with respect to any matter means that any of the executive officers, directors or managers of MSC has, or after due inquiry and investigation would have, actual awareness or knowledge of such matter, and "Knowledge" of PGTC of or with respect to any matter means that any of the executive officers, directors, or senior managers of PGTC has, or after due inquiry and investigation would have, actual awareness or knowledge of such matter.

     "Legal Requirements" means applicable common law and any statute, ordinance, code or other law, rule regulation, order, technical or other standard requirement, judgment or procedure enacted, adopted, promulgated, applied or followed by any governmental authority, including judgments.

     "Lien" means any security agreement, financing statement filed with any governmental authority, conditional sale statement filed with any governmental authority, conditional sale or other title retention agreement, any lease consignment or bailment given for purposes of security, any lien, mortgage, indenture, pledge, option, encumbrance, adverse interest, constructive trust or other trust, claim, attachment, exception to or defect in title or other ownership interest (including but not limited to reservations, rights of entry, possibilities of reverter, encroachments, casement, rights of way, restrictive covenants leases and licenses) of any kind, which otherwise constitutes an interest in or claim against property, whether arising pursuant to any Legal Requirement, Contract or otherwise.

     "Reorganization" shall mean the acquisition by PGTC of the MSC Shares in exchange for the PGTC Shares as further defined herein.

     "PGTC Shares" shall mean the Shares of the Common Stock of PGTC to be issued to the MSC Shareholders.

                                    ARTICLE 2
                                     MERGER

     Section  2.1  Plan  and  Agreement  of  Reorganization.  A  plan  of
                   ----------------------------------------
reorganization  is  hereby  adopted  to  as  follows:

     A. Subject to the terms and conditions hereinafter set forth, on the Closing Date, and in the manner hereinafter proved, (i) the MSC Shareholders shall exchange their MSC Shares for the PGTC Shares in the amounts set forth herein and MSC shall cease to exist;

     B. PGTC and MSC, respectively, shall take, or cause to be taken, such action as may be necessary or appropriate in order to effectuate the transactions contemplated hereby. Such action shall include, but not be limited to, the filing of Articles of Merger with the Nevada and Pennsylvania Secretaries of State. In the event that after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest PGTC or the MSC Shareholders with full title to the securities to be exchanged hereby, the officers and directors of PGTC or the MSC Shareholders, as the case may be, shall take all such necessary action.

     Section  2.2  Effective Date of the Reorganization for Accounting Purposes.
                   ------------------------------------------------------------
The transactions contemplated by this Agreement shall be effective as of a date to be mutually agreed upon for accounting purposes and for all other purposes to the extent permissible by law.

     Section 2.3  Consideration and Basis of Exchange of Shares.  The manner and
                  ---------------------------------------------
basis of exchanging the MSC Shares for the Common Shares of PGTC shall be as follows:

A Total of 17,051,344 shares of PGTC's common stock, $.001 par value (the "PGTC Shares") to be issued as follows:

(a) A Registration Statement on Form SB-2 shall be filed as soon as possible after Closing with the Securities and Exchange Commission (the "SEC") by PGTC which will register 4,262,836 Shares of Common Stock ("Registered Stock") for the benefit of the MSC Shareholders. Upon effectiveness of the Registration Statement, 532,854.5 shares will be released to MSC, to be distributed to the MSC Shareholders. Additional lots of 532,854.5 shares will be released quarterly to MSC for the benefit of the MSC Shareholders over the subsequent seven quarters until all Registered Shares have been delivered to MSC and/or the MSC Shareholders.

(b) The remaining 12,788,508 shares shall be released at a rate of one common share to be issued for each US$.025 of gross revenues of MSC reported after Closing. The amount of shares to be issued under this section shall be calculated and released twice a year, based upon the prior two quarters' reviewed and/or audited financial statements. These shares shall be "restricted" shares and bear appropriate legends.

(c) On the Closing Date, the MSC Shareholders shall deliver to PGTC certificates aggregating 4,596,339 MSC Shares, or 100% of the issued and outstanding MSC Shares, duly endorsed in favor of PGTC with signatures guaranteed; the MSC Shareholders shall be issued, in exchange for the MSC Shares held of record on the Closing Date, an aggregate of 17,051,344 PGTC Shares as described hereinabove. The MSC Shareholders and PGTC agree that the MSC Shares and the PGTC Shares exchanged hereby shall be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "1933 Act") and all certificates issued under this Agreement shall bear an appropriate legend to such effect except to the extent that certain shares will be registered as described hereinabove. MSC will have received the necessary approval of its shareholders to this transaction.

(d) The PGTC Board of Directors will resign after appointing the following MSC directors at Closing: George C. Parks, Matthew G. McConaghy and Nathan Blumberg.

     Section 2.4  Closing.  Closing of this Agreement shall be held at a date to
                  -------
be mutually agreed upon by the parties at the offices of PGTC, or such other place as the parties may mutually agree. The parties shall exchange such other documents and take such other actions as may be necessary or appropriate for completing the transactions contemplated by the Agreement.

     Section  2.5  Mechanics  for  Closing Merger.  Upon the approval of the MSC
                   ------------------------------
Shareholder, the executed Articles of Merger shall be filed with the Nevada and Pennsylvania Secretaries of State, if required.

     Section  2.6  Further Assurances.  At or after Closing, MSC, at the request
                   ------------------
of PGTC, shall promptly execute and deliver, or cause to be delivered, to PGTC all such documents and instruments, in form and substance satisfactory to PGTC, as PGTC reasonably may request in order to carry out or evidence the terms of this Agreement.

     Section 2.7 PGTC and MSC agree that neither will allow nor implement a reverse stock-split of the common stock of PGTC for a period of twelve months following Closing.

                                    ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES OF MSC

     MSC represents and warrants to PGTC, as of the date of this Agreement and as of the Closing, as follows:

     Section  3.1  Organization and Qualification of MSC.   MSC is a corporation
                   -------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Pennsylvania. MSC has full corporate power and authority to conduct its business as now conducted and to own or lease and operate the assets and property now owned or leased or operated by it. MSC is qualified to transact business in those jurisdictions wherein its business requires such action.

     Section 3.2 Authority.  MSC has all requisite corporate power and authority
                 ---------
to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by MSC has been duly and validly executed and delivered by MSC, and is a valid and binding obligation of MSC, enforceable against MSC in accordance with its terms.

     Section  3.3  Ownership and Shareholders of MSC.  The shareholder set forth
                   ---------------------------------
on Exhibit 3.3 owns the MSC Shares shown thereon, beneficially and of record, free and clear of all liens. The MSC Shares are not subject to, or bound or affected by, any proxies, voting agreements, or other restrictions on the incidents or ownership hereof. There are not, and will not at Closing, be more than 105 shareholders of MSC.

     Section  3.4  Subsidiaries.  MSC  has  no  subsidiaries.
                   ------------

     Section  3.5  No Conflicts; Required Consent.  The execution, delivery, and
                   ------------------------------
performance by MSC of this Agreement will not: (i) conflict with or violate any provision of the articles or certificate of incorporation of MSC; (ii) violate any Legal Requirements; (iii) result in the creation or imposition of any Lien against or upon the MSC Shares or any of the assets or properties owned or leased by MSC; or (iv) require any consent, approval, or authorization of, or filing of any certificate, notice, application, report or other document with, any governmental authority or other person.

     Section  3.6  Litigation.  There  is  no  litigation  pending  or, to MSC's
                   ----------
knowledge, threatened, by or before any governmental authority or private arbitration tribunal, against MSC or its operations, except as described in
Exhibit 3.6 attached hereto and incorporated herein by this reference, nor, to MSC's knowledge, is there any basis for any such litigation.

     Section  3.7 Compliance with Applicable Legal Requirements.  Conduct by MSC
                  ---------------------------------------------
of its activities as currently conducted does not violate or infringe any Legal Requirements currently in effect, or, to the knowledge of MSC, proposed to become effective; and MSC has received no notice of any violation by MSC, proposed to become effective; and MSC has received no notice of any violation by MSC of any Legal Requirements applicable to MSC or its activities as currently conducted; and MSC knows of no basis for the allegation of any such violation.

     Section  3.8  Financial  Statements.  MSC  will deliver to PGTC the audited
                   ---------------------
balance sheet and statements of operations of MSC as of December 31, 2000 and 2001. The financial statements will be prepared in accordance with United States GAAP and present fairly the financial position of MSC as of the dates indicated and the results of operations of MSC for the periods ended December 31, 2000 and 2001. In addition, MSC will provide financial statements for the periods ended June 30, 2002 and September 30, 2002 which have been reviewed by its auditor for SEC reporting requirements.

     Section  3.9  Liabilities.  MSC  has no liabilities or obligations, whether
                   -----------
absolute, accrued, contingent, or otherwise, that are not reflected in the Balance Sheet or non-delinquent obligations for ordinary and recurring expenses, including expenses occurring in the ordinary course of business of MSC since the date of the Balance Sheet. Attached as Exhibit 3.9 is a list of all accounts payable of MSC.

     Section  3.10  Tax Returns and Payments.  MSC has filed all federal, state,
                    ------------------------
local and foreign tax returns required to be filed, and has timely paid all taxes, including all federal and state payroll taxes, that have become due and payable, whether or not so shown on any such tax returns, except as shown in
Schedule 3.10. MSC has not received any notice of, nor does MSC have any knowledge of, any deficiency or assessment of proposed knowledge of, any deficiency or assessment of proposed deficiency or assessment from any taxing governmental authority except as disclosed in Schedule 3.10. There are no tax audits pending with respect to MSC, and there are no outstanding agreements or waivers by or with respect to MSC, that extend the statutory period of limitations applicable to any federal, state, local or foreign tax returns for any period except as disclosed in Schedule 3.10.

     Section  3.11  Absence  of  Certain  Changes  or Events.  Since the date of
                    ----------------------------------------
Balance  Sheet  there  has  not  occurred:

     (a) any material and adverse change in the financial condition or operations of MSC;

     (b) any damage, destruction or loss to or of any of the material assets of properties owned or leased by MSC;

     (c) the creation or attachment of any Lien against the Common Stock of MSC;

     (d) any waiver, release, discharge, transfer, or cancellation by MSC of any rights or claims of material value;

     (e) any issuance by MSC of any securities, or any merger or consolidation of MSC with any other Person, or any acquisition by MSC of the business of any other Person;

     (f) any incurrence, assumption or guarantee by MSC of any indebtedness or liability;

     (g) any declaration, setting aside or payment by MSC of any dividends on, or any other distribution with respect to, any capital stock of MSC or any repurchase, redemption, or other acquisition of any capital stock of MSC;

     (h) (A) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of MSC, except in the ordinary course of the administration of MSC, or (B) any increase in the compensation payable to any employee of MSC; or

     (i)  the  entry  by  MSC  into  any  Contract  to  do any of the foregoing.

     Section  3.12  Material  MSC  Contracts.  As  of  the  date of this Plan of
                    ------------------------
Reorganization, MSC does not have, except as discussed in Exhibit 3.12, (i) contracts evidence or evidencing or relating to any liabilities or obligations of MSC, whether absolute, accrued, contingent or otherwise, or granting any Person a Lien or against any properties or assets owned or leased by MSC; (ii) joint venture or partnership Contracts between MSC and any other person; (iii) Contracts limiting the freedom of MSC to engage in or to complete in any activity, or to use or disclose any information in its possession; (iv) any guarantees of indebtedness for any other entity; and (v) any other Contracts to which MSC is a party or by which it or the assets or properties owned or leased by it are bound or affected that are not set forth on other Exhibits hereto, which in aggregate contemplate payments to or by MSC exceeding $5,000 in any twelve-month period (collectively herein as the "Material MSC Contract"). MSC has delivered to PGTC true and complete copies of each of the Material MSC Contracts, including any amendments thereto (or, in the case or oral Material MSC Contracts, a memorandum of such contract) and all Material MSC Contracts are valid, in full force and effect and enforceable in accordance with its terms against the parties thereto other than MSC, and MSC has fulfilled when due, or has taken all action necessary to enable it to fulfill when due all of its obligations thereunder; (ii) there has not occurred any default (without regard to lapse of time, the giving notice, or the election of any person other then MSC, or any combination thereof) by MSC, nor, to the knowledge of MSC, has there occurred any default (without regard to lapse of time, the giving of notice, or the election of MSC, or any combination thereof) by any other person, under any of the Material MSC Contracts; and (iii) neither MSC nor, to the knowledge of MSC, any other person is in arrears in the performance or satisfaction of its obligation under any of the Material MSC Contracts, and no waiver has been granted by any of the parties thereto.

     Section  3.13 Real Property. As of the date of this Plan of Reorganization,
                   -------------
MSC  does  not  own  any  real  property.

     Section 3.14 Employees.  As of the date of this Plan of Reorganization, MSC
                  ---------
has  four  employees.

     Section 3.15  Books and Records.  All of the books, records and accounts of
                   -----------------
MSC are in all material respects true and complete, are maintained in accordance with good business practice and all applicable Legal Requirements, accurately present and reflect in all material respects all of the transactions therein described, and are reflected accurately in the Financial Statements. MSC has previously delivered to PGTC true and complete copies of all the minutes and meetings and all other corporate actions of the officers, directors and shareholders of MSC since the date of its incorporation.

     Section  3.16 Certain Interests.  None of MSC or its officers or directors,
                   -----------------
directly or indirectly is, or owns any interest in, or controls, or is an employee, officer or director or partner of or participant in, or consultant to, any person which is a competitor, supplier or customer of MSC except as set forth in Schedule 3.16.

     Section  3.17  Bank  Accounts.  Exhibit  3.17 sets forth all bank accounts,
                    --------------
brokerage accounts, and safe deposit boxes of any kind maintained by MSC and, in each case, identifies the persons that are authorized signatories for, or which are authorized to have access to, each of them.

     Section  3.18  Changes  in  Circumstances.  MSC has no knowledge of (i) any
                    --------------------------
current condition or state of facts of circumstances which could reasonably be expected to result in a material and adverse change in the financial condition of operations of MSC, or (ii) any Legal Requirements currently in effect from which MSC currently is, or any currently proposed Legal Requirements from which MSC would be, except by reason of any "grandfather" clauses of provisions contained therein, but which would be applicable to PGTC following closing.

     Section  3.19 Accuracy of Information.  None of the written information and
                   -----------------------
documents which have been or will be furnished by MSC or any representatives of MSC to PGTC or any of the representatives of PGTC in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of MSC, MSC has disclosed to PGTC as the purchaser of MSC Interests all material information relating to MSC and its activities as currently conducted.

     Section  3.20 Investment. MSC is acquiring PGTC Common Stock for investment
                   ----------
purposes, and not with a view to distribution or resale thereof in violation of applicable securities Legal Requirements.

     Section 3.21     Compliance with ERISA. MSC does not maintain or contribute
                      ---------------------
to any Plan other than as set forth in Schedule 3.21. MSC and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any Plan.

     Section  3.22     Environmental  Matters.
                       ----------------------

          (a) MSC has obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a material adverse effect on the business, financial condition or operations of MSC. MSC is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a material adverse effect on the business, financial condition or operations of MSC.

          (b) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by MSC or any of its Subsidiaries to have any permit, license or authorization required in connection with the conduct of its business or with respect to any Environmental Laws, including, without limitation, Environmental

Laws relating to the generation, treatment storage, recycling, transportation, disposal or release of any Hazardous Materials.

          (c) To the best of MSC's knowledge, no material oral or written notification of a release of a Hazardous Material has been filed by or on behalf of MSC and no property now or previously owned, leased or used by MSC is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up.

          (d) There are no liens or encumbrances arising under or pursuant to any Environmental Laws on any of the real property or properties owned, leased or used by MSC and no governmental actions have been taken or are in process which could subject any of such properties to such liens or encumbrances or, as a result of which MSC would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

          (e) Neither MSC nor, to the best knowledge of MSC, any previous owner, tenant, occupant or user of any property owned, leased or used by MSC has
(i) engaged in or permitted any operations or activities upon or any use or occupancy of such property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal (whether legal or illegal, accidental or intentional) of any Hazardous Materials on, under, in or about such property, except in compliance with all Environmental Laws, or (ii) transported any Hazardous Materials to, from or across such property except in compliance with all Environmental Laws; nor to the best knowledge of MSC have any Hazardous Materials migrated from other properties upon, about or beneath such property, nor, to the best knowledge of MSC, are any Hazardous Materials presently constructed, deposited, stored or otherwise located on, under, in or about such property except in compliance with all Environmental Laws.

     Section  3.24     Franchises, Patents, Copyrights, Etc.  Schedule 3.24 sets
                       ------------------------------------
forth an accurate and complete list of all franchises, patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, licenses, formulas and applications therefor owned by MSC or used or required by MSC in the operation of its business, title to each of which is, except as set forth in Schedule 3.24 hereto, held by MSC free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. Except as set forth in Schedule 3.24, MSC owns or possesses adequate (and will use its best efforts to obtain as expediently as possible any additional) licenses or other rights to use all patents, trademarks, trade names, service marks, trade secrets or other intangible property rights and know-how necessary to entitle MSC to conduct its business as presently being conducted. There is no infringement action, lawsuit, claim or complaint which asserts that MSC's operations violate or infringe the rights or the trade names, trademarks, trademark registrations, service names, service marks or copyrights of others with respect to any apparatus or method of MSC or any adversely held trademarks, trade names, trademark registrations, service names, service marks or copyrights, and MSC is not in any way making use of any confidential information or trade secrets of any person, except with the consent of such person. Except as set forth in
Schedule 3.24, MSC has taken reasonable steps to protect its proprietary information (except disclosure of source codes pursuant to licensing agreements) and is the lawful owner of the proprietary information free and clear of any claim of any third party. MSC's proprietary rights are adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     Section  3.25     No Materially Adverse Contracts, Etc.  MSC is not subject
                       ------------------------------------
to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of MSC. MSC is not a party to any contract or agreement that has or is expected, in the judgment of MSC's officers, to have any materially adverse effect on the business of MSC.

     Section  3.26     Compliance With Other Instruments, Laws, Etc.  MSC is not
                       --------------------------------------------
in violation of any provision of its certificate of incorporation, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound, or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of MSC.

     Section  3.27     Absence  of  UCC  Financing Statements, Etc.  There is no
                       -------------------------------------------
financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any Collateral or rights thereunder.

     Section  3.28     Certain  Transactions.  Except  as  set forth in Schedule
                       ---------------------
3.28, none of the officers, trustees, directors, or employees of MSC is presently a party to any transaction with MSC, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or employee or, to the knowledge of MSC, any corporation, partnership, trust or other entity in which any officer, trustee, director, or any employee has a substantial interest or is an officer, director, trustee or partner.

     Section  3.29     Capitalization.  MSC's  authorized capital stock consists
                       --------------
solely of 10,000,000 shares of Common Stock, $.01 par value per share, of which 4,596,339 fully diluted shares are issued and outstanding and no shares are reserved for issuance upon the exercise or conversion of warrants, options and other rights to purchase or otherwise obtain (by exchange or otherwise) shares of Common Stock. All outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid and nonassessable.

     Section  3.30     Fees/Commissions.  Except  as  set forth in Schedule 3.30
                       ----------------
hereto, MSC has not agreed to pay any finder's fee, commission, origination fee or other fee or charge to any Person with respect to the transactions contemplated hereunder.

     Section  3.31     Employees.  MSC has no current labor problems or disputes
                       ---------
which have resulted in, or are reasonably believed by MSC could have, a material adverse effect on the operations, properties or financial condition of MSC.

     Section  3.32     Other  Representations  and  Warranties.  All
                       ---------------------------------------
representations, warranties, and covenants made by MSC in connection with this transaction are true and correct in all material respects, and do not omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF PGTC

     PGTC represents and warrants to MSC, as of the date of this Agreement and as of Closing, as follows:

     Section  4.1 Organization and Qualification of PGTC.  PGTC is a corporation
                  --------------------------------------
duly  organized,  validly  existing,  and in good standing under the laws of the

State of Nevada, and has all requisite corporate power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as currently conducted. PGTC is duly qualified to do business as a foreign corporation in all jurisdictions in which the ownership or leasing of the properties and assets owned or leased by it or the nature of its activities makes such qualification necessary.

     Section 4.2 Authority.  PGTC has all requisite corporation and authority to
                 ---------
execute, deliver and perform this Agreement. The execution, delivery, and performance of this Agreement by PGTC have been duly and validly authorized by all necessary action on the part of PGTC. This Agreement has been duly and validly executed and delivered by PGTC and is the valid and binding obligation of PGTC, enforceable against PGTC in accordance with its terms.

     Section  4.3  No Conflicts; Required Consents.  The execution, delivery and
                   -------------------------------
performance by PGTC of this Agreement does not and will not: (i) conflict with or violate any provisions of the articles of certificate of incorporation or bylaws of PGTC; (ii) violate any provisions of any Legal Requirements; or (iii) conflict with, violate result in a breach of, constitute a default under (without regard to requirements of notice, lapse of time, or elections of other persons, or any combination thereof) or accelerate or permit the acceleration of the performance required by, and Contract or Lien to which PGTC is a party or by which PGTC or the assets or properties owned or leased by it are bound or affected; or (iv) require any consent, approval or authorization, report or other document with, any Governmental Authority or other person.

     Section  4.4  Validity  and Ownership of PGTC Common Stock. The PGTC Common
                   --------------------------------------------
Stock received by the members of MSC at Closing will be validly issued and outstanding, duly paid and nonassessable. The PGTC Common Stock will not be subject to, nor bound or affected by, any proxies, voting agreements, or other restrictions on the ownership thereof.

     Section 4.5 Ownership and Number of Shares of PGTC Common Stock.  There are
                 ---------------------------------------------------
not, and will not at Closing, be more than 1,131,213 outstanding shares of PGTC Common Stock.

     Section  4.6  Subsidiaries.  PGTC  has  three  subsidiaries:  Windshield
                   ------------
Superstore Ltd. ("WS"); Canada Autoglass Warranty Inc. ("CAW") and 765488 Alberta Ltd. ("76 Alberta"). All of the subsidiaries are wholly owned by PGTC and all are being transferred to a buyer at Closing. WS is the operating entity of PGTC and the other two companies are inactive and have no operations. As part of this transaction, PGTC is selling its current operations to its President along with these subsidiaries. A copy of the sales agreement is attached hereto as Exhibit 4.6 and incorporated herein by this reference.

     Section  4.7  Capitalization of PGTC.  The authorized capital stock of PGTC
                   ----------------------
consists of 100,000,000 duly authorized shares of common stock $.001 per share par value, of which 1,131,213 are validly issued and outstanding, fully paid and nonassessable. There are no other authorized or outstanding subscriptions, options, convertible securities, warrants, calls or other rights or any kind issued or granted by, or binding upon, PGTC to purchase or otherwise acquire any securities of or equity interest in PGTC.
     Section  4.8  Litigation.  There  is  no  litigation  pending  or,  to PGTC
                   ----------
knowledge, threatened, by or before any governmental authority or private arbitration tribunal, against PGTC or its operations, nor, to PGTC knowledge, is there any basis for any such litigation.

     Section  4.9 Liabilities.  Except as disclosed in Exhibit 4.10, PGTC has no
                  -----------
liabilities or obligations, whether absolute, accrued, contingent, or otherwise that have not been disclosed to MSC.

     Section  4.10  Tax  Returns  and Payments.  Except as disclosed in Schedule
                    --------------------------
4.11, PGTC has filed all federal, state, local and foreign tax returns required to be filed, and has timely paid all taxes that have become due and payable, whether or not so shown on any such tax returns. PGTC has not received any notice of, nor does PGTC have any knowledge of, any deficiency or assessment of proposed knowledge of, any deficiency or assessment of proposed deficiency or assessment from any taxing governmental authority. There are no tax audits pending with respect to PGTC, and there are no outstanding agreements or waivers by or with respect to PGTC, that extend the statutory period of limitations applicable to any federal, state, local or foreign tax returns for any period. PGTC makes no representation or warranty concerning whether or not its net operating loss carryforwards will be available for use by MSC following this transaction.

     Section  4.11 Books and Records.  All of the books, records and accounts of
                   -----------------
PGTC are in all material respects true and complete, are maintained in accordance with good business practice and all applicable Legal Requirements, accurately present and reflect in all material respects all of the transactions therein described, and are reflected accurately in the Financial Statements. PGTC has previously delivered to MSC the complete stock record book of PGTC and true and complete copies of all the minutes and meetings and all other corporate actions of the stockholders, Board of Directors and committees of the Board of Directors of PGTC since the date of its incorporation.

     Section  4.12 Accuracy of Information.  None of the written information and
                   -----------------------
documents which have been or will be furnished by PGTC or any representatives of PGTC to MSC or any of the representatives of MSC in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of PGTC, PGTC has disclosed to MSC as the purchaser of PGTC common stock all material information relating to PGTC and its activities.


                                    ARTICLE 5
                            COVENANTS OF MSC AND PGTC

     Section  5.1  Affirmative  Covenants  of MSC.  Except as PGTC may otherwise
                   ------------------------------
consent  in  writing, between the date of this Agreement and Closing, MSC shall:

     (a) conduct its business only in the usual, regular and ordinary course and in accordance with past practices;

     (b) (1) duly comply with all applicable Legal Requirements; (2) perform all of its obligations under all MSC Contacts without default; and (3) maintain its books, records, and accounts on a basis consistent with past practices;

     (c) (1) give to PGTC its counsel, accountants and other representatives reasonable access during normal business hours to the premises of MSC, all of the assets and properties owned or leased by MSC, MSC's books and records, and MSC's personnel; (2) furnish to PGTC and such representatives all such additional documents (certified by an officer of MSC, if requested), financial information and other information as MSC may from time to time reasonably request and (3) cause MSC's accountants to permit PGTC and its accountants to examine the records and working papers pertaining to MSC's financial statements' provided that no investigation by PGTC of its representatives will affect or limit the scope of any of the representations and warranties of MSC herein or in any other related document;

     (d) use of best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by MSC in order to consummate the transactions contemplated hereby and deliver to PGTC copies, satisfactory in form and substance to PGTC, of such approvals and consents;

     (e) promptly deliver to PGTC true and complete copies of all monthly and quarterly financial statements of MSC and any reports with respect to the activities of MSC which are prepared by or for MSC at any time from the date hereof until Closing; and

     (f) promptly notify PGTC of any circumstances, event or action, by MSC or otherwise, (A) which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement, or (B) the existence, occurrence or taking of which would result in any of the representations and warranties of MSC in this Agreement or in any Transaction Documents not being true and correct in all material respects.

     Section  5.2  Negative  Covenants  of  MSC.  Except  as  PGTC may otherwise
                   ----------------------------
consent in writing, between the date of this Agreement and Closing, MSC shall not:

     (a)  change  the  character  of  its  business;

     (b) incur any liability or obligation or enter into any Contract except, in each case, in the ordinary course of business consistent with prior practices and not prohibited by any other provision hereof;

     (c) incur, assume or guarantee any indebtedness or liability in respect of borrowed money;

     (d) make any capital expenditure or commitment for capital expenditure exceeding $5,000 for a single project or $10,000 for all projects, whether or not in the ordinary course of business, or waive, lease, discharge, transfer or cancel any rights or claims of material value;

     (e) modify, terminate, or abrogate any Material MSC Contact other than in the ordinary course of business, or waive, lease, discharge, transfer or cancel any rights or claims of material value;

     (f) create or permit the creation or attachment of any Lien against any of the assets or properties owned or leased by it;

     (g) except as otherwise required by this Agreement, prepay any material liabilities or obligations;

     (h) issue any securities, or merge or consolidate with any other person or acquire any of the securities, partnership or joint venture interests, or business of any other person;

     (i) declare, set aside or pay any dividends on, or make any other distribution with respect to, any of its capital stock, or repurchase, redeem, or otherwise acquire any of its capital stock; and

     (j) enter into any transaction or permit the taking of any action that would result in any of the representations and warranties in this Agreement not being true and correct in all material respects at Closing.

     Section  5.3  Covenants  of  PGTC.  Except  as  MSC  may otherwise agree in
                   -------------------
writing,  between  the  date  of  this  Agreement  and  Closing,  PGTC  shall:

     (a) use it best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by PGTC in order to consummate the transaction contemplated hereby and deliver to MSC copies, satisfactory in form and substance to MSC, of such approvals and consents;

     (b) promptly notify MSC of any circumstance, event or action, by PGTC or otherwise, (i) which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement, or (ii) the existence, occurrence or taking of which would result in any of the representations and warranties of MSC in this Agreement or in any Transaction Document not being true and correct in all material respects;

     (c) undertake all other actions necessary to put into force and effect this Agreement.

     Section  5.4  Joint Undertakings.  Each of PGTC and MSC shall cooperate and
                   ------------------
exercise commercially reasonable efforts to facilitate the consummation of the transactions contemplated by this Agreement so as to permit Closing to take place on the date provided herein and to raise the satisfaction of conditions to Closing set forth in Article 6. Both parties hereto agree that they will use their best efforts to cause a Form 8-K to be filed with the Securities and Exchange Commission concerning this transaction which Form 8-K will require audited financial statements for MSC and pro forma financial information for the companies as merged.

     Section  5.5  Confidentiality.
                   ---------------

     (a) Any non-public information that PGTC may obtain from MSC in connection with this Agreement, including but not limited to information concerning trade secrets, licenses, research projects, costs, profits, markets, sales, customer lists, strategies, plans for future development and any other information of a similar nature, shall be deemed confidential and, unless and until Closing shall occur, PGTC shall not disclose any such information to any third party (other than its directors, officers and employees and persons whose knowledge thereof is necessary to facilitate the consummation of the transactions contemplated hereby) or use such information to the detriment of MSC; provided that (i) PGTC may use and disclose any such information once it has been publicly disclosed (other than by PGTC in breach of its obligations under this Section) or which rightfully has come into the possession of PGTC (other than from MSC) and (ii) to the extent that PGTC may become complied by Legal Requirements to disclose any of such information, PGTC may disclose such information if it shall have used all reasonable efforts, and shall have afforded MSC the opportunity to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment for the protective order, or other satisfactory assurance of confidential treatment, for the information compelling to be disclosed. In the event of termination of this Agreement, PGTC shall use all reasonable efforts to cause to be delivered to MSC, and retain no copies of, any documents, work papers and other materials obtained by PGTC or on its behalf from MSC, whether so obtained before or after the execution hereof.

     (b) Any non-public information that MSC may obtain from PGTC in connection with this Agreement, including but not limited to information concerning trade secrets, licenses, research projects, costs, profits, markets, sales, customer lists, strategies, plans for future development and any other information of a similar nature, shall be deemed confidential and, unless and until Closing shall occur, MSC shall not disclose any such information to any third party (other than its directors, officers and employees, and persons whose knowledge thereof is necessary to facilitate the consummation of the transactions contemplated hereby) or use such information to the detriment of PGTC; provided that (i) MSC may use and disclose any such information once it has been publicly disclosed (other than by MSC in breach of obligations under this Section) or which rightfully has come into the possession of MSC (other than from PGTC) and (ii) to the extent that MSC may become complied by Legal Requirements to disclose any of such information, MSC may disclose such information if it shall have used all reasonable efforts, and shall have afforded PGTC the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed. In the event of termination of this Agreement, MSC shall use all reasonable efforts to cause to be delivered to PGTC, and retain no copies of, any documents, work papers and other materials obtained by MSC or on its behalf from PGTC, whether so obtained before or after the execution hereof.

     Section 5.6 Publicity.  PGTC and MSC shall each consult with and obtain the
                 ---------
consent of the other before issuing any press release or making any other public disclosure concerning this Agreement or the transactions contemplated hereby unless, in the reasonable judgment of the disclosing party, a release or disclosure is required to discharge its disclosure obligations under applicable legal requirements, in which case it shall in good faith consult with the other party about the form, content and timing of such release or disclosure prior to its release of disclosure.

                                    ARTICLE 6
                              CONDITIONS PRECEDENT

     Section  6.1  Conditions  to  MSC's Obligations.  The obligations of MSC to
                   ---------------------------------
consummate the transactions contemplated by this Agreement are subject to the following conditions:

     (a) Accuracy of Representations. The representations of PGTC in this Agreement or in any Transaction Document shall be true and accurate in all material respects at and as of Closing with the same effect as if made at and as of Closing, except as affected by the transactions contemplated hereby.

     (b) Performance of Agreements. PGTC shall have performed all obligations and agreements and complied with all covenants in this Agreement to be performed and complied with by it at or before Closing.

     (c) Officers's Certificate. MSC shall have received a certificate executed by an executive officer of PGTC, dated as of Closing, reasonably satisfactory in form and substance to MSC certifying that the conditions stated in subparagraphs
(a)  and  (b)  of  this  Section  have  been  satisfied.

     (d) Legal Proceedings. There shall be no Legal Requirement, and no judgment shall have been entered and not vacated by any governmental authority of competent jurisdiction and no litigation shall be pending which restrains, makes illegal or prohibits consummation of the transactions contemplated hereby.

     (e) Consents. MSC shall have obtained evidence, in form and substance satisfactory to it, that there have been obtained all consents, approvals and authorizations required by this Agreement.

     (f) Legal Matters Satisfactory to MSC's Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related matters shall be reasonably satisfactory to and approved by MSC's counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

     (g) Opinion of Counsel Concerning Organization and Transaction. MSC shall have received from counsel for PGTC a favorable opinion addressed to MSC and dated as of the Closing Date, satisfactory in form and content to MSC, concerning the organization and this transaction.

     Section  6.2  Conditions  to PGTC' Obligations.  The obligations of PGTC to
                   --------------------------------
consummate the transactions contemplated by this Agreement are subject to the following conditions:

     (a) Accuracy of Representations. The representations of MSC in this Agreement or in any Transaction Document shall be true and accurate (in all material respects) at and as of Closing with the same effect as if they were made at and as of Closing, except as afforded by the transactions contemplated hereby.

     (b) Performance of Agreements. MSC shall have performed all obligations and agreements and complied with all covenants in this Agreement or in any Transaction Document to which it is a party to be performed and complied with by it at or before closing.

     (c) Officers's Certificate. PGTC shall have received a certificate executed by an executive officer of MSC, dated as of Closing, reasonably satisfactory in form and substance to PGTC, certifying that the conditions stated in subparagraphs (a) and (b) of this Section have been satisfied.

     (d) Legal Proceedings. There shall be no Legal Requirement, and no judgment shall have been entered and not created by any governmental authority of competent jurisdiction and no litigation shall be pending which restrains, makes illegal or prohibits consummation of the transactions contemplated hereby.

     (e) Consents. PGTC shall have obtained evidence, in form and substance satisfactory to it, that there have been obtained all consents, approvals and authorizations required by this Agreement.

     (f) Legal Matters Satisfactory to PGTC Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by PGTC counsel, and such counsel shall have been furnished with such copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

     (g) Opinion of Counsel Concerning Organization and Transaction. PGTC shall have received from counsel for MSC a favorable opinion addressed to PGTC and dated as of the Closing Date, satisfactory in form and content to PGTC, concerning the organization and this transaction.

                                    ARTICLE 7
                                 INDEMNIFICATION

     Section  7.1  Indemnification  by  MSC  Shareholders.  From  and  after the
                   --------------------------------------
Closing, the MSC Shareholder shall indemnify and hold harmless PGTC, its officers, directors, agents and representatives, and any person claiming by or through any of them as the case my be, from and against any and all losses and related expenses arising out of or resulting from:

     (a) any representations and warranties of MSC in this Agreement not being true and accurate when made or when required by this Agreement to be true and accurate; or

     (b) any failure by MSC to perform any of its covenants, agreements or obligations in this Agreement; or

     (c) all undisclosed abilities and obligations relating to, or arising out of activities of MSC during periods prior to Closing.

     Section  7.2  Indemnification  by  PGTC.  From  and after the Closing, PGTC
                   -------------------------
shall indemnify and hold harmless MSC, its officers, directors, agents and representatives, and any person claiming by or through any of them as the case my be, from and against any and all losses and related expenses arising out of or resulting from:

     (a) any representations and warranties of PGTC in this Agreement not being true and accurate when made or when required by this Agreement to be true and accurate; or

     (b) any failure by PGTC to perform any of its covenants, agreements or obligations in this Agreement; or

     (c) all undisclosed abilities and obligations relating to, or arising out of activities of PGTC during periods prior to Closing.

     Section  7.3  Indemnification  Against  Third Party Claims.  Promptly after
                   --------------------------------------------
receipt entitled to indemnification hereunder (the "Indemnitee") of written notice of the assertion of any claim or the commencement of any Litigation with respect to any matter referred to Sections 7.1 or 7.2, the Indemnitee shall give written notice thereof to the party from whom indemnification is sought pursuant hereto (the "Indemnitor") and thereafter shall keep the Indemnitor reasonably informed with respect thereto, may provided that failure of the Indemnitee to give the Indemnitor notice as provided herein shall not relieve the Indemnitor of its obligations hereunder. In case any litigation is brought against any Indemnitee, the Indemnitor shall be entitled to participate in (and at the request of the Indemnitee shall assume) the defense thereof with counsel satisfactory to Indemnitee at the Indemnitor's expense. If the Indemnitor, at the Indemnitee's request, shall assume the defense of any settlement shall include as an unconditional term thereof the giving by the claimant or the plaintiff of a release of the Indemnitee, satisfactory to the Indemnitee, from all liability with respect to such litigation.

     Section  7.4  Time  and  Manner of Certain Claims.  The representations and
                   -----------------------------------
warranties of PGTC and the Principal Shareholders in this Agreement shall survive Closing; provided, however, that neither PGTC nor the Members shall have any liability under Section 7.1 or 7.2, respectively, unless a claim is asserted by the party seeking indemnification thereunder by written notice to the party from whom indemnification is sought within three years after Closing, and such party commences litigation seeking such indemnification within 180 days following the date of such notice.

     Section  7.5  Effect  of  de  minimus  Damage  on  Indemnity  by  Principal
                   -------------------------------------------------------------
Shareholders.  The  Members  shall  have  no  indemnity  obligations  under this
Article 7 unless aggregate amount payable by them under this Article 7 is in excess of $10,000.

     Section  7.6  Tax  Effect.  In  calculating amount payable to an Indemnitee
                   -----------
hereunder (i) the amount of the indemnified losses shall be reduced by the amount of any reduction in the Indemnitee's liability for taxes resulting from the facts or occurrence giving rise to the indemnified losses; and (ii) the amount of the indemnified losses shall be grossed up by the amount of any increase in liability for taxes resulting from indemnification with respect thereto.

                                    ARTICLE 8
                                   TERMINATION

     Section  8.1  Termination Events.  This Agreement may be terminated and the
                   ------------------
transactions  contemplated  hereby  may  be  abandoned:

     (a)  at  any  time,  by  the  mutual  agreement  of  PGTC  and  MSC.

     (b) by either PGTC and MSC, if the other is in material breach or default of its respective covenants, agreements or other obligations hereunder or if any of its representations and warranties herein are not true and accurate in all material respects when made or when otherwise required by this Agreement to be true and accurate.

     (c) by either PGTC or MSC upon written notice to the other, if the transactions contemplated by this Agreement are not consummated on or prior to September 30, 2002, for any reason other than material breach or default by such party of its respective representations, warranties, covenants, agreements or other obligations hereunder.

     Section  8.2 Effect of Termination.  If this Agreement shall be terminated,
                  ---------------------
all obligations of the parties hereunder shall terminate, except for the obligations set forth in section 5.5, 5.6 and 9.3.

                                    ARTICLE 9
                                  MISCELLANEOUS

     Section  9.1 Expenses.  Each party shall pay its own expenses incurred as a
                  --------
result  of  this  transaction.

     Section  9.2  Waiver  and  Modifications.  Any  of  the  provisions of this
                   --------------------------
Agreement may be waived at any time by the party entitled to the benefit thereof, upon the authority of the Board of Directors of such party. Any of the provisions of this Agreement (including the exhibits and the Agreement of Merger) may be modified at any time prior to and after the vote of the MSC Shareholders by agreement in writing approved by the Board of Directors of each party and executed in the same manner (but necessarily by the same persons) as this Agreement, provided that such modification, after the last vote of the MSC Shareholders shall not be allowed, if in the judgment of the Board of Directors of MSC, it affects materially and adversely the benefits of MSC's Shareholders under this Agreement of Merger. To the extent permitted by law, the powers of the Board of Directors may be delegated by the Board of the Executive Committee of such Board or by such Board (or by the Executive Committee to the extent any matter has been delegated to such Committee by the Board) to any officer or officers of such party, and any notices, consents or other action referred to in this Agreement may be given or taken by any officer so authorized.

     Section  9.3 Finder commissions.  PGTC and MSC each represents and warrants
                  ------------------
that no broker or finder is entitled to any brokerage or finder's fee or other commission based on agreements, arrangements or understandings made by it with respect to the transactions contemplated by this Agreement or by the Agreement of Merger, other than set forth in Exhibit 9.3.

     Section 9.4 Notices.  Any notice request, instruction or other documents to
                 -------
be given hereunder or under the Agreement of Merger by any part to another shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid,

     if  to  PGTC,  addressed  to:

     Pro  Glass  Technologies,  Inc.
     #8  3927  Edmonton  Trail  NE
     Calgary  Alberta  T2E  6T1

     with  a  copy  to:

     Claudia  J.  Zaman,  Esq.
     Claudia  J.  Zaman  Attorney  At  Law
     20700  Ventura  Blvd.  Suite  227
     Woodland  Hills  CA  91364

     if  to  MSC,  addressed  to:

     MicroSignal  Corporation
     305  Doubletree  Drive
     Venetia  PA  15367

     with  a  copy  to:

     Fred  Mintz,  Esq.
     Mintz  &  Fraade,  P.C.
     488  Madison  Ave.
     New  York,  NY  10022


     Section  9.5  Abandonment.  At  any  time  before  the effective Date, this
                   -----------
Merger Agreement may be terminated and the merger may be abandoned by the Board of Directors of PGTC or MSC or both, notwithstanding approval of this Agreement by the MSC Shareholder or PGTC Shareholders or both.

     Section 9.6 Entire Agreement.  This Agreement and Plan of Merger represents
                 ----------------
the entire agreement between the parties. Any and all oral or written agreements concerning this merger shall be deemed null and void.

     Section 9.6 Governing Law.  This Agreement shall be governed by, construed,
                 -------------
and  enforced  in  accordance  with  the  laws  of  the  State  of  Nevada.

     Section  9.7 Counterparts.  In order to facilitate the filing and recording
                  ------------
of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, PGTC and MSC, by their duly authorized officers, have executed and delivered this Agreement effective as of the date first above written.


                              PRO  GLASS  TECHNOLOGIES,  INC.



                              By:/s/  Frank  Aiello
                                 ------------------
                                 Frank  Aiello,  President



                              MICROSIGNAL  CORP.



                              By:/s/  Matthew  G.  McConaghy
                                 Matthew  G.  McConaghy,  President

EXHIBIT 3
                  AGREEMENT OF PURCHASE AND SALE OF ASSETS


     This Agreement is made as of the 22 day of August, 2002 by and between Cal-Alta Auto Glass Ltd. ("Buyer"), an Alberta corporation; Pro Glass Technologies, Inc. ("PGTC"), a Nevada corporation having its principal office at #8 3927 Edmonton Trail NE, Calgary Alberta T2E 6T1; and MicroSignal Corporation ("MSC"), a Pennsylvania Corporation. PGTC and MSC are collectively referred to in this Agreement as "Selling Parties."

     WHEREAS, Buyer desires to purchase from PGTC and PGTC desires to sell to Buyer, on the terms and subject to the conditions of this Agreement, all the business and properties of PGTC in exchange for the consideration described in paragraph 1.02; MSC desires that this transaction be consummated. In consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:

                                   ARTICLE ONE
                           PURCHASE AND SALE OF ASSETS

     1.01 Sale of Assets. (Assets Only) The assets to be conveyed, transferred, assigned, and delivered, as provided by this Agreement, shall, without limitation, include all assets and property of PGTC reflected on its balance sheet as of June 30, 2002, referred to in paragraph 2.04, and all assets and property thereafter acquired by PGTC before the closing date and including all the operations, assets and liabilities of its wholly owned subsidiaries, except:

          (i) Those assets disposed of in the ordinary course of business or as permitted by this Agreement;

          (ii) The cash and other property specified in Exhibit 2.04 or otherwise reserved under this Agreement;

          (iii) Amounts paid before the closing date for expenses incurred by PGTC in negotiating this Agreement and in performing obligations and satisfying conditions under it, including any contemplated dissolution or liquidation; and

          (iv)  All  assets  acquired  from  MSC  by virtue of an Asset Purchase
Agreement  by  and  between  MSC  and  PGTC.

     1.02 Consideration. (Assets Only) As full payment for the transfer of the assets by PGTC to Buyer, Buyer shall deliver at the closing, in accordance with provisions of paragraph 8.03, the following:

     US $150,000 to be paid by the return of certain shares of PGTC's common stock issued in the name of Buyer with said Shares to be valued at the date of conversion or upon the one year anniversary date ("Anniversary Date") of the Closing of this Agreement, whichever is earlier. To wit, 150,000 shares of PGTC's common stock in the Buyer's name shall be placed in an escrow account as security for the purchase of the assets. On the date of conversion or the Anniversary Date, the number of shares to be applied to the Purchase Price shall be that number of shares of PGTC's common stock, having a par value of $.001 per share, determined by dividing the market price of PGTC's common stock into $150,000. The market price of Buyer's common stock for this purchase shall be the closing price for such stock on the OTC Bulletin Board or such other exchange or quotation medium on which PGTC's common stock is traded on the date immediately preceding the conversion date or Anniversary Date. In no case shall more than 150,000 shares be required as consideration for these Assets, notwithstanding that the market price of PGTC's stock may be less than $1.00 at the Anniversary Date. If the average market price for the preceding week is more than $1 per share, then any excess shares shall be returned to Buyer. During the twelve months after execution of this Agreement, Buyer may, at his discretion, elect to convert the required number of shares representing the Purchase Price by so informing the Selling Parties and directing that the appropriate number of shares be released to the Selling Parties.

     1.03 Assumption of Liabilities. Buyer agrees to assume only those contracts listed and marked with an asterisk in Exhibit 1.03. PGTC shall have the right to require Buyer to complete any sales order not assumed by Buyer in that Exhibit for PGTC's account at price to PGTC equal to Buyer's cost. It is expressly understood and agreed that Buyer shall not be liable for any of the obligations or liabilities of PGTC of any kind and nature other than those specifically assumed by Buyer under this paragraph.

     1.04     Allocation  of Purchase Price.   (Assets Only)  The purchase price
of  the  assets  shall  be  as  follows:

          1. Total current assets (subject to computations and adjustments in accordance with paragraph _____) $_______________.

               To  include:   Accounts  receivable  from  trade
                              Notes  receivable
                              Employee  accounts  receivable
                              Inventories
                              Deposits
                              Prepaid  insurance
                              Prepaid  expenses

          2.     Land                             $_________
          3.     Buildings                        $_________
          4.     Machinery  and  plant  equipment $_________
          5.     Furniture  and  fixtures         $_________
          6.     Automotive  equipment            $_________
          7.     Patents  and  patent  applications  $_________
          8.     _______  license                 $_________
          9.     Securities                       $_________
          10.     Goodwill                        $_________
          11.     Covenants  not  to  compete     $_________
          12.     All  other  assets              $_________

                    TOTAL                          $123,087

     Each of the parties agrees to report this transaction for federal tax purposes in accordance with this allocation of the purchase price.

     1.05 Taxes. Buyer shall pay all sales and use taxes arising out of the transfer of the assets and shall pay its portion prorated as of the closing date of state and local real and personal property taxes of the business.

                                    ARTICLE  TWO
                REPRESENTATIONS AND WARRANTIES OF SELLING PARTIES

     Selling  Parties,  jointly  and  severally,  represent  and  warrant  that:

     2.01 Organization. PGTC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do intrastate business and is in good standing in any other jurisdiction in which it must be so qualified.

     2.02 Capital. The authorized capital stock of PGTC consists of 100,000,000 shares of common stock, having a par value of $.001 each, of which 1,131,213 shares (the "Shares") are issued and outstanding. All the Shares are validly issued, fully paid, and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the PGTC to issue or to transfer from treasury any additional Shares of its capital stock of any class.

     2.03 Subsidiaries. PGTC has three subsidiaries: Windshield Superstore Ltd. ("WS"); Canada Autoglass Warranty Inc. ("CAW") and 765488 Alberta Ltd. ("76 Alberta"). All of the subsidiaries are wholly owned by PGTC and all are being transferred to Buyer. WS is the operating entity of PGTC and the other two companies are inactive and have no operations.

     2.04 Financial Statements. Exhibit 2.04 to this Agreement sets forth the balance sheets of PGTC as of September 30, 2001 and the statements of income and retained earnings for the three years ending on those dates certified by PGTC' independent public accountants, whose opinions with respect to such financial statements are included in that Exhibit. Exhibit 2.04 to this Agreement sets forth unaudited balance sheets of the PGTC as of June 30, 2002, together with related unaudited statements of income and retained earnings for each of the three-month periods ending on those dates, certified by the treasurer of PGTC. The financial statements in Exhibit 2.04 are referred to as the "Financial Statements". The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by PGTC throughout the period indicated and fairly present the financial position of PGTC as of the respective dates of the balance sheets included in the financial statements and the results of its operations for the respective periods indicated.

     2.06 Absence of Changes. Since September 30, 2001, there has not been any change in the financial condition of operations of PGTC, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

     2.07 Absence of Undisclosed Liabilities. PGTC has no debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in PGTC's consolidated balance sheet as of September 30, 2001, included in the Financial Statements or set forth in Exhibit 2.04 to this Agreement, except for those (i) that may have been incurred after the date of that consolidated balance sheet and (ii) that are not required by generally accepted accounting principles to be included in a balance sheet. All debts, liabilities, and obligations incurred after that date were incurred in the ordinary course of business, and are usual and normal in amount both individually and in aggregate.

     2.08 Tax Returns. Within the times and in the manner prescribed by law, PGTC has filed all federal, state and local tax returns and penalties due and payable. The federal income tax returns of PGTC have not been audited by the Internal Revenue Service for all fiscal years to and including the fiscal year ended September 30, 2001. The provisions for taxes reflected in the PGTC's balance sheet as of September 30, 2001 are adequate for any and all federal, state, county and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by PGTC.

     2.09       Real  Property.  PGTC  owns  no  real  property.

     2.10 Inventory. The inventories of raw materials, work in progress, and finished goods (collectively called "inventories") shown on the PGTC's balance sheet as of September 30, 2001, included in the financial statements, consist of items that are usable and salable in the ordinary course of business by PGTC. Except for sales made in the ordinary course of business since that date, all the inventories are the property of PGTC. No items are subject to security interest, except as set forth in Exhibit 2.10 to this Agreement. The value of the inventories has been determined on a first-in, first-out basis consistent with prior years.

     2.11 Other Property. Exhibit 2.11 to this Agreement is a complete and accurate schedule describing, and specifying the location of, all trucks, automobiles, machinery, equipment, furniture, supplies, tools, dies, jigs, molds, patterns, drawings, and all other tangible personal property owned by, in the possession of, or used by PGTC in connection with its business, except inventories of raw materials, work in progress and finished goods. The property listed in Exhibit 2.11 constitutes all such tangible personal property necessary for the conduct by PGTC of its business as now conducted.

Except as stated in Exhibit 2.11, no personal property used by PGTC in connection with its business is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement, or is located other than in the possession of PGTC.

     2.12 Accounts Receivable. Exhibit 2.12 to this Agreement is a complete and accurate schedule of the accounts receivable of PGTC as of June 30, 2002, as reflected in the balance sheet as of that date, included in the Financial Statements, together with an accurate aging of these accounts. These accounts receivable, and all accounts receivable of PGTC created after that date, arose from valid sales in the ordinary course of business. These accounts have been collected in full since that date, or are collectible at their full amounts less (i) any reserve for doubtful accounts and trade discounts shown on that balance sheet, and (ii) a reserve of ___% of the aggregate of accounts receivable created after the date of that balance sheet.

     2.13 Trade Names and Rights. Exhibit 2.13 to this Agreement is a schedule of all trade names, trademarks, service marks and copyrights and their registrations, owned by PGTC or in which it has any rights or licenses, together with a brief description of each. PGTC has not infringed, and is not now infringing, on any trade name, trademark, service mark or copyright belonging to any other person, firm or PGTC. Except as set forth in Exhibit 2.13, PGTC is not a party to any license, licensee or otherwise, with respect to any trademarks, service marks, trade names or application for them, or any copyrights. PGTC owns, or hold adequate licenses or other rights to use, all trademarks, service marks, trade names and copyrights necessary for its business as now conducted by it (including without limitation those listed in Exhibit 2.13), and that use does not, and will not, conflict with, infringe on, or otherwise violate any rights of others.

     2.14 Title to Assets. PGTC has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible and intangible, which constitute all the assets and interests in assets that are used in the business of PGTC. All these assets are free and clear of restrictions on, or conditions to, transfer or assignment, and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions or restrictions, except for:

     (i) those disclosed in PGTC's balance sheet as of September 30, 2001, included in the Financial Statements, or in Exhibit(s) 2.04 to this Agreement;

     (ii)  the  lien  of  current  taxes  not  yet  due  and  payable;  and

     (iii) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets, or materially impair business operations.

All real property and tangible personal property of PGTC is in good operating condition and repair, ordinary war and tear excepted. PGTC is in possession of all premises leased to it from others. Neither the Selling Parties, nor any officer, director or employee of PGTC or MSC, nor any spouse, child or other relative of any of these persons, owns or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to PGTC or any copyrights, patents, trademarks, trade names, or trade secrets licensed by PGTC. PGTC does not occupy any real property in violation of any law, regulation or degree.

     2.15 Employment Contracts. Exhibit 2.15 to this Agreement is a list of all PGTC's material employment contracts, collective bargaining agreements and pension, bonus, profit-sharing, stock option or other agreements providing for employee remuneration or benefits. To the best of Selling Parties' knowledge, PGTC is not in default under any of these agreements.

     2.16 Compliance with Laws. PGTC has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its businesses.

     2.17 Litigation. There is no suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of the Selling Parties, threatened, against or affecting PGTC or any of its business, assets or financial condition.

     2.17 Authority. Selling Parties have the right, power, legal capacity and authority to enter into and perform their respective obligations under this Agreement, and no approvals of consents of any persons other than Selling Parties are necessary in connection with it. The execution and delivery of this Agreement by PGTC has been duly authorized by its board of directors.

     2.18 Full Disclosure. None of the representations and warranties made by the Selling Parties or made in any certificate or memorandum furnished or to be furnished by any of them, or on their behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

                                  ARTICLE FOUR
                           OBLIGATIONS BEFORE CLOSING

     Selling  Parties  covenant  that  from the date of this Agreement until the
Closing:

     4.01 Access to Information. Buyer and its counsel, accountants and other representatives shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents of or relating to PGTC. Selling Parties shall furnish or cause to be furnished to Buyer and its representatives all data and information concerning the business, finances and properties of PGTC that may be requested.

     4.02 Conduct of Business. PGTC will carry on its business and activities diligently and in substantially the same manner as it previously has been carried out, and shall not make or institute any unusual or novel methods of manufacture, purchase, sale, lease, management, accounting or operation that will vary materially from those methods used by PGTC as of the date of this Agreement.

     4.03 Agreements. PGTC will not modify, amend, cancel or terminate any of its existing contracts of agreements or agree to do any of those acts.

     4.04 Consents. As soon as reasonably practical after the execution and delivery of this Agreement, and in the event on or before the closing date, Selling Parties will obtain the written consent of the persons described in
Exhibit 4.4 to this Agreement and will furnish to Buyer executed copies of these consents.

     4.05 Warranties at Closing. All representations and warranties of Selling Parties set forth in this Agreement and in any written statements delivered to Buyer by Selling Parties under this Agreement will also be true and correct as of the closing date, as if made on that date.

                                  ARTICLE FIVE
                       BUYER'S OBLIGATIONS BEFORE CLOSING

     5.01 Confidentiality. Buyer agrees that, unless and until the closing has been consummated, Buyer and its officers, directors and other representatives will hold in strict confidence, and will not use to the detriment of PGTC, all data and information obtained in connection with this transaction or Agreement, with respect to the business of PGTC; and if the transactions contemplated by this Agreement are not consummated, Buyer will return to Selling Parties all this data and information that Selling Parties may reasonably request, including but not limited to worksheets, test reports, manuals, lists, memoranda and other documents prepared by or made available to Buyer in connection with this transaction.

     5.02 Waiver of Claims. Whether or not the closing shall take place, Selling Parties waive any cause of action, right or claim arising out of the access of Buyer or its representatives to any trade secrets or other confidential business information of PGTC from the date of this Agreement until the closing date, except for the intentional competitive misuse by Buyer or its representatives of such trade secrets or other confidential business information if the closing does not take place.

     5.03 Consents. As soon as reasonably practicable after the execution and delivery of this Agreement, and in any event on or before the closing date, Buyer will obtain the consents of all necessary persons to Buyer's performance of this Agreement and to Buyer's assumption of any obligations under it.

     5.04 Certificates. (Assets Only) Buyer agrees to furnish any resale certificates or other documents reasonably requested by PGTC in order to comply with the provisions of the sales and use tax laws of the Province of Alberta.

     5.05 Bulk Sales. Buyer shall have given notice, in compliance with applicable law of the bulk transfer contemplated by this Agreement. PGTC shall furnish Buyer with the information necessary to prepare this notice, including all names and business addresses used by it within the last three years, at least twenty (20) days before the closing date.

     5.05 Bulk Sales. Buyer waives compliance with the provisions of the applicable law relating to bulk transfers in connection with this sale of assets, subject to the indemnities of Selling Parties contained in this Agreement. Nothing in this paragraph shall estop or prevent either Buyer or PGTC from asserting as a bar or defense to any action or proceeding brought under that law that it is not applicable to the sale contemplated under this Agreement.

                                   ARTICLE SIX
                   CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

     6.01 Conditions. The obligations of Buyer to purchase the assets under this Agreement are subject to the satisfaction, at or before the closing, of all the conditions set out below in this Article 6. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if PGTC shall be in default of any of its representations, warranties or covenants under this Agreement.

     6.02 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by each of the Selling Parties in this Agreement or in any written statement that shall be delivered to Buyer by any of them under this Agreement shall be true on and as of the closing date as though made at that time.

     6.03 Performance of Sellers. Selling Parties shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them, or any of them, on or before the closing date.

     6.04 No Material Changes. During the period from June 30, 2002 to the closing date, there shall not have been any material adverse change in the financial condition or the results of operations of PGTC, and PGTC shall not have sustained any material loss or damage to its assets, whether or not insured, that materially affects its ability to conduct a material part of its business.

     6.05 Certificate of Sellers. Buyer shall have received a certificate, dated the closing date, signed and verified by Selling Parties and by PGTC's president or vice president and its treasurer or assistant treasurer, certifying, in such detail as Buyer and its counsel may reasonably request, that the conditions specified in paragraphs 6.01 to 6.04 have been fulfilled.

     6.06 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the closing date.

     6.07 Corporate Approval. The execution and delivery of this Agreement by PGTC and the performance of its covenants and obligations under it, shall have been fully authorized by all necessary corporate action, and Buyer shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of PGTC.

     6.08 Consents. All necessary agreements and consents of any parties to the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by it, shall have been obtained by Selling Parties and delivered to Buyer.

     6.09 Approval of Documents. The form and substance of all certificates, instruments, opinions and other documents delivered to Buyer under this Agreement shall be satisfactory in all reasonable respects to Buyer and its counsel.

                                  ARTICLE SEVEN
                  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

     7.01 Conditions. The obligations of Selling Parties to sell and transfer the assets under this Agreement are subject to the satisfaction, at or before the closing, of all the conditions in this Article.

     7.02 Buyer's Warranties. All representations and warranties by Buyer contained in this Agreement or in any written statement delivered by Buyer under this Agreement shall be true on and as of the closing as though such representations and warranties were made on and as of that date.

     7.03 Buyer's Performance. Buyer shall have performed and complied with all covenants and agreements, satisfied all conditions that it is required by this Agreement to perform, comply with, or satisfy, before or at the closing.

     7.04 Agreement with MSC. Seller and MSC shall have entered into and executed an agreement between the two wherein Seller will acquire MSC and/or substantially all of its assets and operations.

                                  ARTICLE EIGHT
                                   THE CLOSING

     8.01 Time and Place. The closing of this transaction (the "Closing") shall take place at the offices of PGTC at 10 a.m., on ______ __, 2002, or at such other time and place as the parties may agree to in writing (the "Closing Date").

     8.02 Seller's Obligations. At the closing, PGTC shall deliver or cause to be delivered to Buyer:

     (i) For all real property and interest in real property, general warranty deeds, properly executed and acknowledged, conforming to and conveying the agreed state of the title;

     (ii) Assignments of all leaseholds, properly executed and acknowledged by PGTC and accompanied by all consents of lessors required by this Agreement and the leases being assigned; and

     (iii) Instruments of assignment and transfer of all other property of PGTC of every kind and description and wherever situated, including, but not limited to, all its interest in all applicable property.

     Simultaneously with the consummation of the transfer, PGTC, through its officers, agents and employees, will put Buyer into full possession and enjoyment of all properties and assets to be conveyed and transferred by this Agreement.

     Selling Parties, at any time before or after the closing date, will execute, acknowledge and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer, reasonably requested by Buyer, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer for the purpose of assigning, transferring, granting, conveying and confirming to Buyer, or reducing to possession, any or all property to be conveyed and transferred by this Agreement. If requested by Buyer, PGTC further agrees to prosecute or otherwise enforce in its own name for the benefit of Buyer any claims, rights or benefits that are transferred to Buyer by this Agreement and that require prosecution or enforcement in PGTC's name. Any prosecution or enforcement of claims, rights or benefits under this paragraph shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by any of the Selling Parties.

     8.03 Buyer's Obligations. At the closing, Buyer shall deliver to Selling Parties the following instruments and documents against delivery of the items specified in paragraph 8.02:

          (i) A certificate executed by Buyer certifying that Buyer's representations and warranties under this Agreement are true as of the closing date, as though each of those representations and warranties had been made on that date;

     (vi) A certificate representing 150,000 shares of PGTC's common stock to be delivered at the closing under paragraph 1.02, duly endorsed; and

     (vii) Instruments of assumption of the liabilities of PGTC listed and marked in Exhibit 1.03 to be assumed by Buyer.

                                  ARTICLE NINE
                   SELLING PARTIES' OBLIGATIONS AFTER CLOSING

     9.01 Accounts Receivable. Selling Parties guarantee to Buyer that the unpaid balance of all accounts receivable of PGTC on hand at the closing date will be paid during a collection period of _______ days immediately following the closing. Within ___ business days after delivery to Selling Parties of a schedule of all these accounts receivable unpaid at the end of this collection period, receivable, in cash, less:

     (i) The amount of the reserve for doubtful accounts reflected in the books of the PGTC on the closing date; and

     (ii) The amount of any receivables written off as uncollectible by PGTC before the closing date but paid to PGTC during this collection period.

All payments of scheduled accounts made after the collection period shall promptly be paid over to Buyer.

     9.03 Seller's Indemnity. The Selling Parties shall indemnify, defend, and hold harmless Buyer against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that it shall incur or suffer, which arise, result from, or relate to any breach of, or failure by Selling Parties to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Selling Parties under this Agreement.

     9.02 Notification by Buyer. Buyer shall promptly notify the Selling Parties of the existence of any claim, demand or other matter to which selling Parties' indemnification obligations would apply, and shall give them a reasonable opportunity to defend the same at their own expense and with counsel of his own selection; provided that Buyer shall at all times also have the right to fully participate in the defense at their own expense. If Selling Parties shall, within a reasonable time after this notice, fail to defend, Buyer shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the claim or other matter on behalf, for the account, and at the risk, of Selling Parties.

                                   ARTICLE TEN
                        BUYER'S OBLIGATIONS AFTER CLOSING


     10.02 Buyer's Indemnity. Buyer agrees to indemnify and hold harmless Selling Parties against, and in respect of, any and all claims, losses, expenses, costs, obligations, and liabilities they may incur by reason of Buyer's breach of or failure to perform any of its warranties, guaranties, commitments or covenants in this Agreement, or by reason of any act or omission of Buyer, or any of its successors or assigns, after the closing date, that constitutes a breach or default under, or a failure to perform, any obligation, duty or liability of any of the Selling Parties under any loan agreement, lease, contract, order or other agreement to which it is a party or by which it is bound at the closing date, but only to the extent to which Buyer expressly assumes these obligations, duties and liabilities under this Agreement.

                                 ARTICLE TWELVE
                                      COSTS

     12.01 Broker. Each of the parties represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

     12.02 Expenses. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiation and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

                                ARTICLE THIRTEEN
                                FORM OF AGREEMENT

     13.01 Headings. The subject headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     13.02 Modification and Waiver. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     13.03 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                ARTICLE FOURTEEN
                                     PARTIES

     14.01 Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

     14.02 Assignment. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns; provided, however, Buyer may not assign any of its rights under it, except to a wholly-owned subsidiary corporation of Buyer. No such assignment by Buyer to its wholly-owned subsidiary shall relieve Buyer of any of its obligations or duties under this Agreement.

                                 ARTICLE FIFTEEN
                                    REMEDIES

     15.01 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Las Vegas, Nevada in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

     15.02 Termination. Subject to the provisions of paragraph 8.01 relating to the postponement of the closing date, either party may on the closing date terminate this Agreement, without liability to the other;

               (i) If any bona fide action or proceeding shall be pending against either party on the closing date that could result in an unfavorable judgment, decree or order that would prevent or make unlawful the carry-out of this Agreement or if any agency of the federal or of any state government shall have objected at or before the closing date to this acquisition or to any other action required by or in connection with this Agreement; or

               (ii) If the legality and sufficiency of all steps taken and to be taken by the parties and their shareholders in carrying out this Agreement shall not have been approved by counsel as required by this Agreement.

     15.03 Termination on Default. If either Buyer or Selling Parties materially default in the due and timely performance of any of its or their warranties, covenants or agreements under this Agreement, the non-defaulting party or parties may on the closing date give notice of termination of this Agreement, in the manner provided in paragraph 17.01. The notice shall specify with particularity the default or defaults on which the notice is based. The termination shall be effective three days after the Closing Date, unless the specific default or defaults have been cured on or before this effective date for termination.

     15.04 Specific Performance. Each party's obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate. Notwithstanding any breach or default by any of the parties of any of their respective representations, warranties covenants, or agreements under this Agreement, if the purchase and sale contemplated by it shall be consummated at the closing, each of the parties waives any rights that it may have to rescind this Agreement or the transaction consummated by it; provided, however, this waiver shall not affect any other rights or remedies available to the parties under this Agreement or under the law.

     15.05 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                                 ARTICLE SIXTEEN
             NATURE AND SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS

     16.01 Effect of Closing. All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive closing.

                                ARTICLE SEVENTEEN
                                     NOTICES

     17.01 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

          To  Selling  Parties  at:

          Pro  Glass  Technologies,  Inc.
          C/O  Claudia  J.  Zaman,  Esq.
          20700  Ventura  Blvd.  Suite  227
          Woodland  Hills  CA  91364

          To  Buyer  at:

          Cal-Alta  Auto  Glass  Ltd.
          #8  3927  Edmonton  Trail  NE
          Calgary  Alberta  T2E  6T1

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

                                ARTICLE EIGHTEEN
                                  GOVERNING LAW

     18.01     Governing  Law.   This Agreement shall be construed in accordance
with,  and  governed  by,  the  laws  of  the  State  of  Nevada.


     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.


                              BUYER:

                              CAL-ALTA  GLASS  LTD.


                              By:  /s/  Frank  Aiello
                                 ---------------------------------
                                 Frank  Aiello,  President


                              SELLING  PARTIES:


                              PRO  GLASS  TECHNOLOGIES,  INC.



                              By:  /s/  Peter  von  Sass
                                 ---------------------------------
                                 Peter  Von  Sass,  Vice  President



                              MICROSIGNAL  CORPORATION



                              By:  /s/  George  Parks
                                ----------------------------------
                                 George  Parks,  President

          ADDENDUM NO. 1 TO THAT AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                          PRO GLASS TECHNOLOGIES, INC.
                                      AND
                            MICROSIGNAL CORPORATION


     This Amendment No. 1 to that Certain Agreement and Plan of Reorganization (the "Agreement") by and between Pro Glass Technologies, Inc. ("PGTC") and MicroSignal Corporation ("MSC") dated September 6, 2002 is hereby amended this 11th day of September, 2002.

     The  Agreement  is  modified  as  follows:

1. After Closing of this Agreement, the shares to be issued to the MSC Shareholders as consideration shall be considered issued and outstanding notwithstanding that said shares may not have yet been released to the MSC Shareholders. As such, said shares shall be entitled to be voted at all meetings of shareholders and the MicroSignal Board of Directors shall be entitled to vote the shares on behalf of the MSC shareholders until such time as the shares have been released to its respective shareholders so long as MSC is not in default under this Agreement.

2. To the extent that the terms of the Agreement and this Amendment are inconsistent, this Amendment shall control.

3. The Agreement is incorporated herein by this reference and made a part of this Amendment.

Signed  this  11th  day  of  September,  2002.

                              PRO  GLASS  TECHNOLOGIES,  INC.


                              By:  /s/  Frank  Aiello
                                   ---------------------------
                                   Frank  Aiello,  President

                              MICROSIGNAL  CORPORATION


                              By:    /s/  Matthew  McConaghy
                                   ----------------------------
                                   Matthew  McConaghy,  President